UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                       Date of Report:  September 21, 2001

                         Inform Worldwide Holdings, Inc.
             (Exact name of registrant as specified in its charter)

           Colorado                    000-29994                84-1425882

(State or other jurisdiction of     (Commission File          (IRS Employer
 incorporation of organization)          Number)          Identification Number)


            10333 E. Dry Creek Road, Suite 270, Englewood, CO  80112
                         (Business address and zip code)

                                 (303) 662-0900
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Item  5.   Other  Events.

     The Annual Meeting of shareholders will be held Tuesday, November 13, 2001, at 10:00 am at our office, located at 10333 E. Dry Creek Road, Suite 270, Englewood, Colorado for the following purposes:

     1.   For  the  election  of  three  directors.
     2.   To  increase  the  authorized  number  of  Class  A  common  stock.
     3. To amend the Articles of Incorporation regarding liability of Directors and indemnification of Directors and others.
     4. For the transaction of such other business as may properly come before this meeting.

     Stockholders of record at the close of business on October 1, 2001 are entitled to vote at the meeting.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

September 21, 2001

                                        Inform  Worldwide  Holdings,  Inc.
                                        (Registrant)


                                        /s/  Larry  Arnold
                                        ---------------------------------------
                                        By:  Larry G. Arnold, CEO & Chairman
                                        Englewood,  Colorado


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